Exhibit 10.3

FIRST SUPPLEMENT TO SERIES CERTIFICATE AGREEMENT

by and between

FEDERAL HOME LOAN MORTGAGE CORPORATION,
in its corporate capacity

and

FEDERAL HOME LOAN MORTGAGE CORPORATION,
in its capacity as Administrator

Dated July 16, 2019

relating to

FREDDIE MAC
MULTIFAMILY M CERTIFICATES
Series M-024

$41,140,000 Class A Certificates
$20,326,000 Class B Certificates

relating to

the Bonds described herein

SPONSOR:  ATAX TEBS I, LLC

FIRST SUPPLEMENT TO SERIES CERTIFICATE AGREEMENT

This FIRST SUPPLEMENT TO SERIES CERTIFICATE AGREEMENT (this “Supplement”) is dated July 16, 2019 by and between FEDERAL HOME LOAN MORTGAGE CORPORATION, in its corporate capacity (“Freddie Mac”) and FEDERAL HOME LOAN MORTGAGE CORPORATION, in its capacity as Administrator (the “Administrator”) on behalf of the Holders of the Series of Class A Certificates (the “Class A Certificates”) and the Class B Certificates (the “Class B Certificates”) (collectively, the “Certificates”) described on the cover page.  This Supplement supplements the Series Certificate Agreement dated as of September 1, 2010 (the "2010 Series Certificate Agreement") by and between Freddie Mac and the Administrator, which incorporates by reference the Standard Terms of the Series Certificate Agreement dated as of September 1, 2010 (the "Standard Terms" and together with the 2010 Series Certificate Agreement and this Supplement, the "Series Certificate Agreement") by and between Freddie Mac and the Administrator.  All capitalized terms used and not defined herein shall have the meaning set forth in the Standard Terms.

RECITALS:

A.Pursuant to the 2010 Series Certificate Agreement, Freddie Mac issued its Multifamily Variable Rate Certificates Series M024 on September 2, 2010.

B.On the date hereof (the "Term Reset Rate Effective Date"), the interest rate on the Class A Certificates is being converted to the Term Reset Rate pursuant to Section 5.03 of the Standard Terms and this Supplement is being delivered in order to set forth the terms of the Class A Certificates in the Term Reset Rate and to make certain amendments to the 2010 Series Certificate Agreement.

C.The Class A Certificates were originally issued with an Initial Certificate Balance of $95,810,000 and as of the date hereof have a Current Class A Certificate Balance of $41,140,000.  The Class B Certificates were originally issued with an Initial Certificate Balance of $20,326,000 and as of the date hereof have a Current Class B Certificate Balance of $20,326,000.

D.On the Term Reset Rate Effective Date, the Class A Certificates are being redesignated as "Freddie Mac Multifamily M Certificates Series M-024, Class A".

E.The conditions to the Term Reset Rate Effective Date and the amendment of the 2010 Series Certificate Agreement have either been satisfied or waived.

AGREEMENT:

Section 1.The interest rate mode on the Class A Certificates is hereby converted to the Term Reset Rate.  The Term Reset Rate applicable to the Class A Certificates shall be 2.304% per annum.  Such Term Reset Rate shall be in effect from and including the Term Reset Rate Effective Date through the Series Expiration Date.  The Term Reset Rate may not be converted to another Reset Rate.  The computation of interest on the Class A Certificates following the Term Reset Rate Effective Date shall be performed on the basis of a 360-day year consisting of twelve 30-day months for each Accrual Period, with each calendar month of the Accrual Period being deemed to consist of 30 days.

Section 2.Commencing on the date hereof, the Class A Certificates shall be designated as "Freddie Mac Multifamily M Certificates Series M-024, Class A".

Section 3.Schedule 2 to the 2010 Series Certificate Agreement setting forth the Holdback Requirement is hereby amended as set forth on Schedule 1 hereto.

Section 4.The provisions of the Standard Terms relating to a change in the Reset Rate Method, the Tender Option, the Optional Disposition Date, the Optional Series Termination Date and the Mandatory Tender of Class Certificates shall not be applicable to the Series Pool (other than with respect to Mandatory Tenders resulting from a Liquidity Provider Termination Event or a Clean-Up Event which shall be applicable to the Series Pool).

Section 5.Notwithstanding any provisions of the Standard Terms to the contrary, including those regarding the establishment and deposit of funds into the Distribution Account and the requirement to segregate Assets of the Series Pool, for so long as Freddie Mac is the Administrator, Freddie Mac shall not be required to establish separate Distribution Accounts and related subaccounts for each Series Pool, and may comingle payments received on the Assets with its other assets provided it at all times maintains accurate books and records with respect to all amounts of principal, interest and prepayment premium, if any, received on the Assets and amounts paid out on the Certificates and otherwise complies with the terms of the Standard Terms.

Section 6.Except as supplemented hereby, all terms, covenants and conditions of the Series Certificate Agreement remain unchanged and are in full force and effect.

[Signatures follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed by their respective duly authorized officers or signatories as of the day and year first above written.

FEDERAL HOME LOAN MORTGAGE
CORPORATION, in its corporate capacity

By:	/s/ Curtis Melvin
Curtis Melvin
Multifamily, Production Director

FEDERAL HOME LOAN MORTGAGE
CORPORATION, as Administrator

By:	/s/ Curtis Melvin
Curtis Melvin
Multifamily, Production Director

[Freddie Mac Signature Page to First Supplement to
Series Certificate Agreement - Series M-024]

SPONSOR ACCEPTANCE

The Sponsor hereby consents, acknowledges, accepts and agrees to the terms of this Supplement.

ATAX TEBS I, LLC, a Delaware limited liability company

By:	AMERICA FIRST MULTIFAMILY INVESTORS, L.P., a Delaware limited partnership (f/k/a America First Tax Exempt Investors, L.P.), its Sole Member

	By:	AMERICA FIRST CAPITAL ASSOCIATES LIMITED PARTNERSHIP TWO, a Delaware limited partnership
	Its:	General Partner

		By:	THE BURLINGTON CAPITAL GROUP LLC, a Delaware limited liability company
		Its:	General Partner

		By:	/s/ Craig S. Allen
Craig S. Allen
CFO

[Sponsor Signature Page to First Supplement to
Series Certificate Agreement - Series M-024]

Schedule 1

HOLDBACK REQUIREMENT SCHEDULE

Period	Date	Cash BalanceRequired at the End of the Month
0	Initial	394,820.06
1	8/15/2019	200,000.00
2	9/15/2019	94,007.19
3	10/15/2019	200,000.00
4	11/15/2019	200,000.00
5	12/15/2019	200,000.00
6	1/15/2020	209,888.53
7	2/15/2020	104,911.18
8	3/15/2020	-
9	4/15/2020	192,904.98
10	5/15/2020	197,508.84
11	6/15/2020	200,000.00
12	7/15/2020	208,478.61
13	8/15/2020	104.206.22
14	9/15/2020	-
15	10/15/2020	191,809.95
16	11/15/2020	196,488.77
17	12/15/2020	200,000.00
18	1/15/2021	206,211.01
19	2/15/2021	103,071.15
20	3/15/2021	-
21	4/15/2021	191,147.57
22	5/15/2021	196,319.27
23	6/15/2021	200,000.00
24	7/15/2021	204,701.83
25	8/15/2021	102,315.28
26	9/15/2021	-
27	10/15/2021	189,955.98
28	11/15/2021	195,228.64
29	12/15/2021	200,000.00
30	1/15/2022	202,304.44
31	2/15/2022	101,116.59
32	3/15/2022	-
33	4/15/2022	189,204.67
34	5/15/2022	195,001.30
35	6/15/2022	200,000.00
36	7/15/2022	200,706.17
37	8/15/2022	100,314.91
38	9/15/2022	-
39	10/15/2022	187,911.44
40	11/15/2022	193,797.38
41	12/15/2022	200,000.00
42	1/15/2023	198,135.73
43	2/15/2023	99,029.69
44	3/15/2023	-
45	4/15/2023	187,096.66
46	5/15/2023	193,522.91
47	6/15/2023	200,000.00
48	7/15/2023	196,428.04

Period	Date	Cash BalanceRequired at the End of the Month
49	8/15/2023	98,172.03
50	9/15/2023	-
51	10/15/2023	185,861.96
52	11/15/2023	192,418.78
53	12/15/2023	200,000.00
54	1/15/2024	131,052.07
55	2/15/2024	65,484.04
56	3/15/2024	-
57	4/15/2024	200,000.00
58	5/15/2024	200,000.00
59	6/15/2024	135,027.50
60	7/15/2024	129,270.58
61	8/15/2024	64,593.30
62	9/15/2024	-
63	10/15/2024	200,000.00
64	11/15/2024	200,000.00
65	12/15/2024	168,089.60
66	1/15/2025	-
67	2/15/2025	-
68	3/15/2025	-
69	4/15/2025	-
70	5/15/2025	-
71	6/15/2025	-
72	7/15/2025	-
73	8/15/2025	-
74	9/15/2025	-
75	10/15/2025	-
76	11/15/2025	-
77	12/15/2025	-
78	1/15/2026	-
79	2/15/2026	-
80	3/15/2026	-
81	4/15/2026	-
82	5/15/2026	-
83	6/15/2026	-
84	7/15/2026	-
85	8/15/2026	-
86	9/15/2026	-
87	10/15/2026	-
88	11/15/2026	-
89	12/15/2026	-
90	1/15/2027	-
91	2/15/2027	-
92	3/15/2027	-
93	4/15/2027	-
94	5/15/2027	-

2